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                                                                EXHIBIT 10(a)(c)




                                 AMRESCO, INC,
                        1997 STOCK OPTION AND AWARD PLAN



ARTICLE 1.       ESTABLISHMENT, PURPOSE AND DURATION

         1.1 Establishment of the Plan. AMRESCO, INC., a Delaware corporation (hereinafter referred to as "AMRESCO"), hereby establishes a stock option and award plan to be known as the "AMRESCO, INC. 1997 Stock Option and Award Plan" (the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Performance Shares and Restricted Stock.

         The effective date of the Plan is _________, 1997 (the "Effective Date") and the Plan shall remain in effect as provided in Section 1.3.

         1.2 Purpose of the Plan. The purpose of the Plan is to secure for AMRESCO and its stockholders the benefits of the incentive inherent in stock ownership in AMRESCO by key employees, directors and other persons who are largely responsible for its future growth and continued success. The Plan promotes the success and enhances the value of AMRESCO by linking the personal interests of Participants to those of AMRESCO's stockholders, and by providing Participants with an incentive for outstanding performance.

         The Plan is further intended to provide flexibility to AMRESCO in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends.

         1.3 Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 13, until the day prior to the tenth (10th) anniversary of the Effective Date.

ARTICLE 2.       DEFINITIONS

         Whenever used herein, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

         (a) "AWARD" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Performance Shares or Restricted Stock.

         (b) "AWARD AGREEMENT" means an agreement entered into by each Participant and AMRESCO, setting forth the terms and provisions applicable to Awards granted to Participants hereunder.

         (c) "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

         (d) "BOARD" or "BOARD OF DIRECTORS" means the board of directors of AMRESCO.
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         (e)     "CAUSE" means: (i) willful misconduct on the part of a
Participant that is materially detrimental to AMRESCO; or (ii) the indictment of a Participant for the commission of a felony. The existence of "Cause" under either (i) or (ii) shall be determined by the Committee. Notwithstanding the foregoing, if the Participant has entered into an employment agreement that is binding as of the date of employment termination, and if such employment agreement defines "Cause" and/or provides a means of determining whether "Cause" exists, the definition of "Cause" and the means of determining whether "Cause" exists provided for in the employment agreement shall apply to the Participant for purposes hereof.

         (f)     "CHANGE IN CONTROL" shall be deemed to have occurred if:

                 (i) An acquisition by any Person of Beneficial Ownership of the Shares then outstanding ("AMRESCO Common Stock Outstanding") or the voting securities of AMRESCO then outstanding entitled to vote generally in the election of directors ("AMRESCO Voting Securities Outstanding"); provided such acquisition of Beneficial Ownership would result in the Person's beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) twenty-five percent (25%) or more of AMRESCO Common Stock Outstanding or twenty-five percent (25%) or more of the combined voting power of AMRESCO Voting Securities Outstanding; and provided further, that immediately prior to such acquisition such Person was not a direct or indirect Beneficial Owner of twenty-five percent (25%) or more of AMRESCO Common Stock Outstanding or twenty-five percent (25%) or more of the combined voting power of AMRESCO Voting Securities Outstanding, as the case may be; or

                 (ii) The approval of the stockholders of AMRESCO of a reorganization, merger, consolidation, complete liquidation or dissolution of AMRESCO, the sale or disposition of all or substantially all of the assets of AMRESCO or similar corporate transaction (in each case referred to in this Section 2(f) as a "Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); or

                 (iii) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 2(f), that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by AMRESCO's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, including any successor to such Rule) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board.

Notwithstanding the provisions set forth in subparagraphs (i) and (ii) of this
Section 2(f), the following shall not constitute a Change in Control for purposes hereof: (1) any acquisition of shares of common





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stock of AMRESCO by, or consummation of a Corporate Transaction with, any
Subsidiary or an employee benefit plan (or related trust) sponsored or maintained by AMRESCO or an affiliate; or (2) any acquisition of shares of common stock of AMRESCO, or consummation of a Corporate Transaction, following which more than fifty percent (50%) of the shares of common stock then outstanding of the corporation resulting from such acquisition or Corporate Transaction and more than fifty percent (50%) of the combined voting power of the voting securities then outstanding of such corporation entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were Beneficial Owners of AMRESCO Common Stock Outstanding and AMRESCO Voting Securities Outstanding, respectively, immediately prior to such acquisition or Corporate Transaction in substantially the same proportions as their ownership, immediately prior to such acquisition or Corporate Transaction, of AMRESCO Common Stock Outstanding and AMRESCO Voting Securities Outstanding, as the case may be.

         (g) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         (h) "COMMITTEE" means the committee appointed by the Board to administer the Plan with respect to grants of Awards, as specified in Article 3.

         (i) "DIRECTOR" means any individual who is a member of the Board of Directors.

         (j) "DISABILITY" shall have the meaning ascribed to such term in the AMRESCO long-term disability plan covering the Participant, or in the absence of such plan, a meaning consistent with Section 22(e)(3) of the Code.

         (k) "EMPLOYEE" means any full-time, salaried employee of AMRESCO, or AMRESCO's Subsidiaries.

         (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

         (m)     "FAIR MARKET VALUE" shall be determined as follows:

                 (i) If, on the relevant date, the Shares, are traded on a national or regional securities exchange or on The Nasdaq Stock Market ("Nasdaq") and closing sale prices for the Shares are customarily quoted, on the basis of the closing sale price on the principal such securities exchange on which the Shares may then be traded or, if there is no such sale on the relevant date, then on the immediately preceding day on which a sale was reported;

                 (ii) If, on the relevant date, the Shares are not listed on any securities exchange or traded on Nasdaq, but nevertheless are publicly traded and reported on Nasdaq without closing sale prices for the Shares being customarily quoted, on the basis of the mean between the closing bid and asked quotations in such other over-the-counter market as reported by Nasdaq; but, if there are no bid and asked quotations in the over-the-counter market as reported by Nasdaq on that date, then the mean between the closing bid and asked quotations in the over-the-counter market as reported by Nasdaq on the immediately preceding day such bid and asked prices were quoted; and





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         (iii)   If, on the relevant date, the Shares are not publicly traded as described in (i) or (ii), on the basis of the good faith determination of the Committee.

         (n) "FINAL AWARD" means the actual award earned during a performance period by a Participant, as determined by the Committee at the end of the performance period pursuant to Article 7.

         (o) "INCENTIVE PAYMENT DATE" means the seventy-fifth (75th) day following the last day of the performance period during which the Final Award under Article 7 was earned, or such earlier date upon which Final Awards are paid to Participants.

         (p) "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares, granted under Article 6 which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

         (q) "INSIDER" shall mean a Person who is, on the relevant date, a director, officer or ten percent (10%) beneficial owner of any class of AMRESCO's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

         (r) "NAMED EXECUTIVE OFFICER" means a Participant who, as of the date of vesting and/or payout of an Award is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

         (s) "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares granted under Article 6 which is not intended to meet, or does not meet, the requirements of Code Section 422.

         (t) "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option.

         (u) "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

         (v) "PARTICIPANT" means an Employee, director or other Person who has been granted an Award which is outstanding.

         (w) "PERFORMANCE SHARE" means an Award granted to an Employee, as described in Article 7.

         (x)     "PERSON" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Section 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

         (y) "PLAN YEAR" shall mean, for purposes of Article 7, AMRESCO's fiscal year which coincides with each calendar year during the term hereof.

         (z) "RETIREMENT" shall have the meaning ascribed to such term in the AMRESCO, INC. Retirement Savings and Profit Sharing Plan and Trust.

         (aa) "RESTRICTED STOCK" means an Award of restricted Shares granted in accordance with the terms of Article 8 and the other provisions hereof.





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         (ab)    "SHARES" means the shares of common stock of AMRESCO, par
value $0.05 per share.

         (ac) "SUBSIDIARY" means any corporation, partnership, joint venture or other entity in which AMRESCO has a fifty percent (50%) or greater voting interest.

         (ad) "WINDOW PERIOD" means the period beginning on the third (3rd) business day following the date of public release of AMRESCO's quarterly sales and earnings information, and ending on the twelfth (12th) business day following such date.

ARTICLE 3.       ADMINISTRATION

         3.1 The Committee. The Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board consisting of not less than two (2) Directors who meet the "disinterested administration" requirements of Rule 16b-3 or any successor thereto under the Exchange Act. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

         The Committee shall be comprised solely of Directors who are eligible to administer the Plan pursuant to Rule 16b-3(c)(2) or any successor thereto under the Exchange Act. However, if for any reason any member of the Committee does not qualify to administer the Plan, as contemplated by Rule 16b-3(c)(2) of the Exchange Act, the Board of Directors may appoint a new Committee member who complies with Rule 16b-3(c)(2).

         3.2 Authority of the Committee. Subject to the provisions hereof, the Committee shall have full power to select the Employees and other Persons who are responsible for the future growth and success of AMRESCO, who may include, without limitation, consultants, independent contractors or other providers of services to AMRESCO, who shall participate herein (who may change from year to year); determine the size and types of Awards; determine the terms and conditions of Awards in a manner consistent herewith (including vesting provisions and the duration of the Awards); construe and interpret the Plan and any agreement or instrument entered into hereunder; establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 13) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided herein, including to establish different terms and conditions relating to the effect of the termination of employment or other service to AMRESCO. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration hereof. As permitted by law, the Committee may delegate its authority hereunder.

         3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions hereof and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including AMRESCO, the stockholders, Employees, Participants and their estates and beneficiaries.


ARTICLE 4. SHARES SUBJECT TO THE PLAN

         4.1     Number of Shares.  Subject to adjustment as provided in
Section 4.3, the total number of Shares available for grant of Awards shall be an aggregate of three million (3,000,000). These





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Shares may, in the discretion of AMRESCO, be either authorized but unissued
Shares or shares held as treasury shares, including Shares purchased by AMRESCO.

         The following rules shall apply for purposes of the determination of the number of Shares available for grant hereunder;

                 (a) The grant of an option or Restricted Stock shall reduce the Shares available for grant hereunder by the number of shares subject to such Award.

                 (b) The Committee shall in each case determine the appropriate number of Shares to deduct from the authorized pool in connection with the grant of Performance Shares.

                 (c) While an Option, Restricted Stock or Performance Share is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

                 (d) In the event an Award is paid in the form of Shares or derivatives of Shares, the authorized pool shall be reduced by the number of Shares or Share derivatives paid to the Participant, as determined by the Committee.

                 (e) To the extent that an Award is settled in cash rather than in Shares, the authorized Share pool shall be credited with the appropriate number of Shares represented by the cash settlement of the Award, as determined at the sole discretion of the Committee (subject to the limitation set forth in Section 4.2).

         4.2 Lapsed Awards. If any Award is canceled, terminates, expires or lapses for any reason, any Shares subject to such Award shall again be available for the grant of an Award. However, in the event that prior to the Award's cancellation, termination, expiration or lapse, the holder of the Award at any time received one (1) or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not be made available for regrant hereunder.

         4.3 Adjustments in Authorized Shares. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of AMRESCO, any reorganization (whether or not such reorganization comes within the definition of such term in Code
Section 368) or any partial or complete liquidation of AMRESCO, such adjustment shall be made in the number and class of Shares which may be delivered hereunder, and in the number and class of and/or price of Shares subject to outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number and the Committee shall make such adjustments as are necessary to insure Awards of whole Shares.

ARTICLE 5.  ELIGIBILITY AND PARTICIPATION

         Any key Employee of AMRESCO, or of any Subsidiary, including any such Employee who is also a director of AMRESCO, or of any Subsidiary, or any other Person, including consultants, independent contractors or other service providers, whose judgment, initiative and efforts contribute or





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may be expected to contribute materially to the successful performance of
AMRESCO or any Subsidiary shall be eligible to receive an Award. In determining the Employees and other Persons to whom an Award shall be granted and the number of Shares which may be granted pursuant to that Award, the Committee shall take into account the duties of the respective Person, their present and potential contributions to the success of AMRESCO or any Subsidiary, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose hereof

ARTICLE 6.  STOCK OPTIONS

         6.1     Grant of Options.

         (a) Eligible Persons other than Outside Directors. Subject to the terms and provisions hereof, Options may be granted to Employees or other Persons at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant; provided, however, that in the case of any ISO, only an Employee may receive such grant and the aggregate Fair Market Value (determined at the time such Option is granted) of the Shares to which ISOs are exercisable for the first time by the Optionee during any calendar year (hereunder and under all other Incentive Stock Option Plans of AMRESCO and any Subsidiary) shall not exceed $100,000. The Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants.

         The maximum number of Options that a Named Executive Officer can be granted hereunder during any twelve month period is 300,000.

         (b)     Outside Directors.   Subject to the terms and provisions
hereof, Options shall be granted to Outside Directors as follows:

                 (i) Each Outside Director serving as such on February 25, 1997 shall be granted an NQSO to purchase 15,000 Shares;

                 (ii) Each Outside Director elected or appointed to the Board for the first time after February 25, 1997 shall be granted an NQSO to purchase 15,000 Shares on the date of such election or appointment; and

                 (iii) Each Outside Director upon his or her re-election at the first meeting of the stockholders to elect Directors following the expiration of the Triennial Period shall be granted an NQSO to purchase 15,000 Shares.

Each such Option shall have an Option Price equal to one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, shall have a term of ten (10) years and shall vest twenty percent (20%) on the date of grant and (20%) on each anniversary thereof. For purposes of this Section 6.1(b), the term "Outside Director" shall have the meaning ascribed to such term in Rule 16b-3 under the Exchange Act. Further, the term "Triennial Period" shall mean, in respect of any Outside Director, the three year period beginning on the date of the last grant of Options to such Outside Director under Section 6.1(b), and ending three calendar years thereafter.

         6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option





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pertains and such other provisions as the Committee shall determine.  The Award
Agreement shall further specify whether the Award is intended to be an ISO or an NQSO. Any portion of an Option that is not designated as an ISO or otherwise fails or is not qualified to be treated as an ISO (even if designated as an ISO) shall be a NQSO.

         6.3 Option Price. The Option Price for each grant of an ISO shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date the ISO is granted. In no event, however, shall any Participant, who at the time he would otherwise be granted an Option owns (within the meaning of Section 424(d) of the Code) stock of AMRESCO possessing more than ten percent (10%) of the total combined voting power of all classes of stock of AMRESCO be eligible to receive an ISO at an Option Price less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the ISO is granted. The price at which each Share covered by each NQSO shall be purchased by an Optionee shall be established by the Committee, but in no event shall such price be less than eighty-five percent (85%) of the Fair Market Value (or such lower percentage of Fair Market Value as may be established by Internal Revenue Service rules or regulations as the limit for granting discounted stock options without causing immediate tax consequences to the Participant) of a Share on the date the Option is granted.

         6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant; provided, further, however, that any ISO granted to any Participant who at such time owns (within the meaning of Section 424(d) of the Code) stock of AMRESCO possessing more than ten percent (10%) of the total combined voting power of all classes of stock in AMRESCO, shall be exercisable not later than the fifth (5th) anniversary date of its grant.

         6.5 Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions the Committee shall in each instance approve, which need not be the same for each grant or each Participant. Each Option shall be exercisable for such number of Shares and at such time or times, including periodic installments, as may be determined by the Committee at the time of the grant. Except as otherwise provided in the Award Agreement and Article 12, the right to purchase Shares that are exercisable in periodic installments shall be cumulative so that when the right to purchase any Shares has accrued, such Shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

         6.6 Payment. Options shall be exercised by the delivery of a written notice of exercise to AMRESCO, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to AMRESCO in full either: (a) in cash, or (b) if approved by the Committee, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b). The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

         As soon as practicable after receipt of a written notification of exercise and full payment, AMRESCO shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).





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         6.7     Termination of Employment Due to Death, Disability or
Retirement. Unless otherwise provided by the Committee in an Award Agreement, the following rules shall apply in the event of the Participant's termination of employment due to death, Disability, or Retirement. With respect to a Participant that is a non-employee director of AMRESCO or is otherwise not an Employee, the following references to employment shall be deemed to be references to service as a director or in such other capacity as is determined by the Committee:

                 (a) Termination by Death. In the event the Participant dies while actively employed, all outstanding Options granted to that Participant shall immediately vest and shall remain exercisable at any time prior to their expiration date, or for two (2) years after the date of death, whichever period is shorter, by (i) such Person(s) as shall have been named as the Participant's beneficiary, (ii) such Person(s) that have acquired the Participant's rights under such Options by will or by the laws of descent and distribution, (iii) the Participant's estate or representative of the Participant's estate or
         (iv) by a transferee of the Option who has acquired the Option in a transaction that is permitted by Section 6.9.

                 (b) Termination by Disability. In the event the employment of a Participant is terminated by reason of Disability, all outstanding Options granted to that Participant shall immediately vest as of the date the Committee determines the definition of Disability to have been satisfied and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that the Committee determines the definition of Disability to have been satisfied, whichever period is shorter, by the Participant's duly appointed guardian or other legal representative.

                 (c) Termination by Retirement. In the event the employment of a Participant is terminated by reason of Retirement, all outstanding Options granted to that Participant shall immediately vest and shall remain exercisable at any time prior to their expiration date, or for three (3) months after the effective date of Retirement, whichever period is shorter.

                 (d) Employment Termination Followed by Death. In the event that a Participant's employment terminates by reason of Disability or Retirement, and within the exercise period following such termination the Participant dies, then the remaining exercise period for outstanding Options shall be one (1) year following death. Such Options shall be exercisable by the Persons specified in subsection (a) above.

         6.8 Termination of Employment for Other Reasons. If the employment of a Participant shall terminate for any reason other than the reasons set forth in Section 6.7, all Options held by the Participant which are not vested as of the effective date of employment termination immediately shall be forfeited to AMRESCO (and shall once again become available for grant hereunder). However, the Committee, in its sole discretion, shall have the right to immediately vest all or any portion of such Options, subject to such terms as the Committee, in its sole discretion, deems appropriate.

         In the event an Employee's employment is terminated by AMRESCO for Cause, or an Employee voluntarily terminates his employment (other than upon retirement), the rights under any then vested outstanding Options shall terminate immediately upon such termination of employment. If the Employee's employment is terminated by AMRESCO without Cause, any Options vested as of the date of termination shall remain exercisable at any time prior to their expiration date or for three (3) months after his date of termination of employment, whichever period is shorter.





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         6.9     Limited Transferability.  A Participant may transfer an Option to members of his or her Immediate Family, to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships where such Immediate Family members are the only partners, if (i) the Award Agreement evidencing such Option expressly provides that the Option may be transferred and (ii) the Participant does not receive any consideration in any form whatsoever for said transfer thereof. Any Option so transferred shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to said Option immediately prior to the transfer thereof.
Any reference in any such Award Agreement to the employment by or performance of services for AMRESCO by the Participant shall continue to refer to the employment of or performance by the transferring Participant. For purpose hereof, "Immediate Family" shall mean the Participant and the Participant's spouse, and their respective ancestors and descendants. Any Option that is granted pursuant to any Award Agreement that did not initially expressly allow the transfer of said Option and that has not been amended to expressly permit such transfer, shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution and such Option thus shall be exercisable during the Participant's lifetime only by the Participant.

ARTICLE 7.  PERFORMANCE SHARES

         7.1 Grant of Performance Shares. Subject to the terms hereof, Performance Shares may be granted to eligible Employees at any time and from time to time for no consideration, as shall be determined by the Committee.
The Committee shall have complete discretion in determining the number of Performance Shares granted to each Participant; provided, however, that unless and until AMRESCO's stockholders vote to change the maximum number of Performance Shares that may be earned by any one Named Executive Officer (subject to the terms of Article 13), none of the Named Executive Officers may earn more than three hundred thousand (300,000) Performance Shares with respect to any performance period.

         7.2 Value of Performance Shares. Each Performance Share shall have a value equal to the Fair Market Value of a Share on the date the Performance Share is earned. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number of Performance Shares that will be earned by the Participants. The time period during which the performance goals must be met shall be called a "performance period." Performance periods shall, in all cases, equal or exceed two (2) years in length. The performance goals shall be established at the beginning of the performance period (or within such time period as is permitted by Code Section 162(m)).

         Unless and until AMRESCO's stockholders vote to change the general performance measures (subject to the terms of Article 13), the attainment of which shall determine the number of Performance Shares earned hereunder, the Committee will use one or more of the following performance measures for purposes of grants to Named Executive Officers: total shareholder return, return on assets, return on equity, earnings per share and ratio of operating overhead to operating revenue. Each Plan Year, the Committee, in its sole discretion, may select among the performance measures specified in this Section
7.2 and set the relative weights to be given to such performance measures. However, in the case of Participants who are not Named Executive Officers, the Committee may approve performance measures that are not specified in this
Section 7.2 without obtaining stockholder approval of such measures.





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



         In the event that applicable tax and/or securities laws (including, but not limited to, Code Section 162(m) and Section 16 of the Exchange Act) change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

         7.3 Earning of Performance Shares. After the applicable performance period has ended, the Committee shall certify the extent to which the established performance goals have been achieved. Subsequently, each holder of Performance Shares shall be entitled to receive payout on the number of Performance Shares earned by the Participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. The Committee may, in its sole discretion, decrease the amount of a Final Award otherwise payable to a Participant under this Article 7. The Committee shall have no discretion, however, to increase the amount of a Final Award otherwise payable to a Named Executive Officer under this Article 7.

         7.4 Form and Timing of Payment of Performance Shares. Payment of earned Performance Shares shall be made, in a single lump sum, promptly but in no event later than the Incentive Payment Date. The Committee, in its sole discretion, may pay earned Performance Shares in the form of cash or in Shares (or in a combination thereof) which have, as of the close of the applicable performance period, an aggregate Fair Market Value equal to the value of the earned Performance Shares.

         7.5 Termination of Employment Due to Death, Disability or Retirement or at the Request of AMRESCO Without Cause. In the event the employment of a Participant is terminated by reason of death, Disability, or Retirement or by AMRESCO without Cause during a performance period, the Participant shall receive a prorated payout with respect to the Performance Shares. The prorated payout shall be determined by the Committee, in its sole discretion, and shall be based upon the length of time that the Participant held the Performance Shares during the performance period, and shall further be adjusted based on the achievement of the established performance goals at the time of his termination.

         Payment of earned Performance Shares shall be made at the same time payments are made to Participants who did not terminate employment during the applicable performance period.

         7.6 Termination of Employment for Other Reasons. In the event that a Participant's employment terminates for any reason other than those reasons set forth in Section 7.5, all Performance Shares shall be forfeited by the Participant to AMRESCO.

         7.7 Nontransferability. Unless the Committee provides otherwise in the Award Agreement, Performance Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, a Participant's Performance Shares rights hereunder shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

ARTICLE 8.  RESTRICTED STOCK

         8.1 Grants. The Committee may from time to time in its discretion grant Restricted Stock to Employees and may determine the number of Shares of Restricted Stock to be granted and the terms and conditions of, and the amount of payment, if any, to be made by the Employee for, such Restricted Stock. A grant of Restricted Stock may require the Employee to pay for such Shares of Restricted

Stock, but the Committee may establish a price below Fair Market Value at which the Employee can purchase the Shares of Restricted Stock. Each grant of Restricted Stock will be evidenced by an Award Agreement containing terms and conditions not inconsistent herewith as the Committee shall determine to be appropriate in its sole discretion. Such Restricted Stock shall be granted subject to the restrictions prescribed pursuant hereto and the Award Agreement.

         8.2 Restricted Period; Lapse of Restrictions. At the time a grant of Restricted Stock is made, the Committee shall establish a period or periods of time (the "Restricted Period") applicable to such grant which, unless the Committee otherwise provides, shall not be less than one (1) year. Subject to the other provisions of this Article 8, at the end of the Restricted Period all restrictions shall lapse and the Restricted Stock shall vest in the Participant. At the time a grant is made, the Committee may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the Restricted Stock. Such conditions may, but need not, include without limitation, (a) the death, Disability or Retirement of the Employee to whom Restricted Stock is granted or (b) the occurrence of a Change in Control. The Committee may also, in its discretion, shorten or terminate the Restricted Period, or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Stock at any time after the date the grant is made.

         8.3 Rights of Holder; Limitations Thereon. Upon a grant of Restricted Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the Employee shall be registered in the Employee's name and shall be held in custody by AMRESCO or a bank selected by AMRESCO for the Employee's account. Following such registration, the Employee shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to receive dividends and to vote such Restricted Stock, except that, the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in Restricted Stock, as the Committee shall determine, and except further that, the following restrictions shall apply:

                 (a) The Employee shall not be entitled to delivery of a certificate until the expiration or termination of the Restricted Period for the Shares represented by such certificate and the satisfaction of any and all other conditions prescribed by the Committee;

                 (b) None of the Shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any and all other conditions prescribed by the Committee; and

                 (c) All of the Shares of Restricted Stock that have not vested shall be forfeited and all right of the Employee to such Restricted Stock shall terminate without further obligation on the part of AMRESCO unless the Employee has remained a full-time employee of AMRESCO or any of its Subsidiaries until the expiration or termination of the Restricted Period and the satisfaction of any and all other conditions prescribed by the Committee applicable to such Restricted Stock. Upon the forfeiture of any Shares of Restricted Stock, such forfeited Shares shall be transferred to AMRESCO without further action by the Employee, and shall, in accordance with Section 4.2, again be available for grant hereunder.

         With respect to any Shares received as a result of adjustments under
Section 4.3 and any Shares received with respect to cash dividends declared on Restricted Stock, the Participant shall have the same rights and privileges, and be subject to the same restrictions, as are set forth in this Article 8.

         8.4 Delivery of Unrestricted Shares. Upon the expiration or termination of the Restricted Period for any Shares of Restricted Stock and the satisfaction of any and all other conditions prescribed by the Committee, the restrictions applicable to such Restricted Stock shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions except any that may be imposed by law, to the holder of the Restricted Stock. AMRESCO shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional share to the holder thereof. Prior to or concurrently with the delivery of a certificate for Restricted Stock, the holder shall be required to pay an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in Article 14.

         8.5 Nonassignability of Restricted Stock. Unless the Committee provides otherwise in the Award Agreement, no grant of, nor any right or interest of a Participant in or to any Restricted Stock, or in any instrument evidencing any grant hereunder, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

ARTICLE 9. BENEFICIARY DESIGNATION

         Each Participant hereunder may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit hereunder is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by AMRESCO and shall be effective only when filed by the Participant, in writing, with AMRESCO during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

         The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of beneficiary or beneficiaries other than the spouse.

ARTICLE 10. DEFERRALS

         The Committee may permit a Participant to defer to another plan or program such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option, the satisfaction of any requirements or goals with respect to Performance Shares or the vesting of Restricted Stock. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 11.  RIGHTS OF EMPLOYEES

         11.1 Employment. Nothing herein shall interfere with or limit in any way the right of AMRESCO or a Subsidiary to terminate any Participant's employment or engagement by AMRESCO at any time, nor confer upon any Participant any right to continue in the employ or service of AMRESCO or a Subsidiary. For purpose hereof, transfer of employment of a Participant between

AMRESCO and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

         11.2 Participation. No Employee shall have the right to be selected to receive an Award, or, having been so selected, to be selected to receive a future Award.

ARTICLE 12.  CHANGE IN CONTROL

         Upon the occurrence of a Change in Control, except as provided in the Award Agreement or unless otherwise specifically prohibited by the terms of
Article 17.

                 (a) Any and all Options granted hereunder shall become fully vested and immediately exercisable;

                 (b) The target payout opportunity attainable under all outstanding Performance Shares shall be deemed to have been fully earned for the entire performance period(s) as of the effective date of the Change in Control, and all earned Performance Shares shall be paid out in accordance with Section 7.4 to Participants within thirty
         (30) days following the effective date of the Change in Control; provided, however, that there shall not be an accelerated earning with respect to Performance Shares which were granted less than six
         (6) months prior to the effective date of the Change in Control;

                 (c) All restrictions on a grant of Restricted Stock shall lapse and such Restricted Stock shall be delivered to the Participant in accordance with Section 8.4; provided, however, that there shall not be an accelerated delivery with respect to Restricted Stock which was granted less than six (6) months prior to the effective date of the Change in Control; and

                 (d) Subject to Article 13, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change in Control.

ARTICLE 13.  AMENDMENT, MODIFICATION AND TERMINATION

         13.1 Amendment Modification and Termination. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part.

         13.2 Awards Previously Granted. No termination, amendment or modification hereof shall adversely affect in any material way any Award previously granted hereunder, without the written consent of the Participant holding such Award. The Committee, with the written consent of the Participant holding such Award, shall have the authority to cancel Awards outstanding and grant replacement Awards therefor.

         13.3 Compliance With Code Section 162(m). At all times when the Committee determines that compliance with Code Section 162(m) is desired, all Awards shall comply with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards, the Committee may, subject to this Article 13, make any adjustments it deems appropriate.

ARTICLE 14.  WITHHOLDING

         14.1 Tax Withholding. AMRESCO shall have the power and the right to deduct or withhold, or require a Participant to remit to AMRESCO, an amount sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising in connection with an Award.

         14.2 Share Withholding. With respect to withholding required upon the exercise of Options, or upon any other taxable event as a result of Awards granted hereunder which are to be paid in the form of Shares, a Participant may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having AMRESCO withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and elections by Insiders shall additionally comply with all legal requirements applicable to Shares transactions by such Participants.

ARTICLE 15.  INDEMNIFICATION

         Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by AMRESCO against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be party or in which he or she may be involved by reason of any action taken or failure to act hereunder and against and from any and all amounts paid by him or her in settlement thereof, with AMRESCO's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give AMRESCO an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under AMRESCO's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that AMRESCO may have to indemnify them or hold them harmless.

ARTICLE 16.  SUCCESSORS

         All obligations of AMRESCO hereunder, with respect to Awards, shall be binding on any successor to AMRESCO, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of AMRESCO.

ARTICLE 17.  LEGAL CONSTRUCTION

         17.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         17.2 Severability. In the event any provision hereof shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts hereof, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         17.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         17.4 Regulatory Approvals and Listing. AMRESCO shall not be required to issue any certificate or certificates for Shares hereunder prior to
(i) obtaining any approval from any governmental agency which AMRESCO shall, in its discretion, determine to be necessary or advisable, (ii) the admission of such Shares to listing on any national securities exchange or Nasdaq on which AMRESCO's Shares may be listed and (iii) the completion of any registration or other qualification of such Shares under any state or federal law or ruling or regulations of any governmental body which AMRESCO shall, in its sole discretion, determine to be necessary or advisable.

         Notwithstanding any other provision set forth herein, if required by the then-current Section 16 of the Exchange Act, any "derivative security": or "equity security" offered pursuant hereto to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

         17.5 Securities Law Compliance. With respect to Insiders, transactions hereunder are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions hereof or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         17.6 Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.





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